Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President of ICON MT 16, LLC, the Managing Owner of the Registrant, in connection with the Annual Report of ICON ECI Fund Sixteen (the “Fund”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: March 20, 2018

/s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer and Co-President
ICON MT 16, LLC